UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      February 10, 2011

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)
216 Airport Drive, Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       (518) 445-2200

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On February 10, 2011, Albany International issued a news release reporting fourth quarter 2010 financial results.  A copy of the news release is furnished as Exhibit 99.1 to this report.

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibits.  The following exhibit is being furnished herewith:

                 99.1     News release dated February 10, 2011 reporting fourth quarter 2010 financial results.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

		By:	/s/ John B. Cozzolino

Name: John B. Cozzolino
Title: Vice President and Acting Chief Financial Officer
(Principal Financial Officer)

Date:	February 10, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release dated February 10, 2011 reporting fourth quarter 2010 financial results.